INDEPENDENT AUDITORS' CONSENT





 .


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report on the financial statements of Northeast Indiana Bancorp, Inc. (the "Company") included in the Annual Report on Form 10-KSB of Northeast Indiana Bancorp, Inc. for the year ended December 31, 1996.



                                     /S/ CROWE CHIZEK AND COMPANY LLP
                                     CROWE CHIZEK AND COMPANY LLP


South Bend, Indiana
January 16, 1998